UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 4, 2023

The Kraft Heinz Company
(Exact name of registrant as specified in its charter)

Delaware	001-37482	46-2078182
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One PPG Place, Pittsburgh, Pennsylvania 15222
(Address of principal executive offices, including zip code)

(412) 456-5700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	KHC	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On May 4, 2023, The Kraft Heinz Company (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). The final voting results for the matters properly submitted to a stockholder vote at the Annual Meeting are set forth below.

Item 1. Election of Directors. Stockholders elected each of the 12 nominees to serve as a director of the Company for a one-year term expiring at the Company’s 2024 Annual Meeting of Stockholders as follows:

Director	Shares For	Shares Against	Shares Abstain	Broker Non-Votes
Gregory E. Abel	965,677,660	6,318,470	1,139,793	101,371,601
Humberto P. Alfonso	870,899,128	100,952,143	1,284,652	101,371,601
John T. Cahill	954,989,357	13,042,785	5,103,781	101,371,601
Lori Dickerson Fouché	964,529,573	7,375,310	1,231,040	101,371,601
Diane Gherson	967,508,295	4,392,771	1,234,857	101,371,601
Timothy Kenesey	952,997,446	18,788,814	1,349,663	101,371,601
Alicia Knapp	955,506,802	16,396,331	1,232,790	101,371,601
Elio Leoni Sceti	961,849,302	10,005,526	1,281,095	101,371,601
Susan Mulder	961,549,723	10,377,876	1,208,324	101,371,601
James Park	966,282,787	5,523,288	1,329,848	101,371,601
Miguel Patricio	947,410,831	24,262,918	1,462,174	101,371,601
John C. Pope	951,257,881	20,765,219	1,112,823	101,371,601

Item 2. Advisory Vote to Approve Executive Compensation. Stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as follows:

Shares For	Shares Against	Shares Abstain	Broker Non-Votes
941,112,338	29,602,813	2,420,772	101,371,601

Item 3. Ratification of the Selection of PricewaterhouseCoopers LLP. Stockholders approved the selection of PricewaterhouseCoopers LLP as the Company’s independent auditors for 2023 as follows:

Shares For	Shares Against	Shares Abstain	Broker Non-Votes
1,047,805,523	25,276,337	1,425,664	N/A

Item 4. Stockholder Proposal Regarding a Simple Majority Vote. Stockholders did not approve the stockholder proposal regarding a simple majority vote as follows:

Shares For	Shares Against	Shares Abstain	Broker Non-Votes
185,067,517	785,710,161	2,358,245	101,371,601

Item 5. Stockholder Proposal Regarding a Report on Water Risk. Stockholders did not approve the stockholder proposal regarding a report on water risk as follows:

Shares For	Shares Against	Shares Abstain	Broker Non-Votes
75,738,893	891,250,571	6,146,459	101,371,601

Item 6. Stockholder Proposal Regarding a Civil Rights Audit. Stockholders did not approve the stockholder proposal regarding a civil rights audit as follows:

Shares For	Shares Against	Shares Abstain	Broker Non-Votes
9,468,792	956,898,350	6,768,781	101,371,601

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Kraft Heinz Company

Date: May 10, 2023	By:	/s/ Rashida La Lande
Rashida La Lande
Executive Vice President, Global General Counsel and Chief Sustainability and Corporate Affairs Officer

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